UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

TurboSonic Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-21832	13-1949528
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

550 Parkside Drive, Suite A-14
Waterloo, Ontario N2L 5V4
Canada
(Address of principal executive offices)

Registrant's telephone number: (519) 885-5513

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant

    On November 4, 2004, Ernst & Young LLP resigned its engagement as the Registrant's independent auditors (the "Former Auditor") due to the profitability of the engagement. The resignation of the Former Auditor was accepted by the Registrant's Audit Committee on November 4, 2004.

    The Former Auditor's report on Registrant's financial statements for each of the fiscal years ended June 30, 2004 and 2003 (collectively, the "Prior Fiscal Periods") did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that the Former Auditor's report on the Registrant's financial statements for the fiscal year ended June 30, 2004 contained an explanatory paragraph indicating that there was substantial doubt as to the Registrant's ability to continue as a going concern.

    During either of the Prior Fiscal Periods or the period from July 1, 2004 through November 4, 2004 (the "Interim Period"), there were no disagreements between the Registrant and the Former Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (the "Disagreements"), which Disagreements, if not resolved to the satisfaction of the Former Auditor, would have caused the Former Auditor to make reference to the subject matter of the Disagreements in connection with its report on the Registrant's financial statements.

    The Registrant's Audit Committee engaged the firm of Collins Barrow Toronto LLP [Mintz & Partners LLP] (the "New Auditor") as the Registrant's independent auditor for the fiscal year ending June 30, 2005. The Registrant did not consult the New Auditor with respect to either of the Prior Fiscal Periods or the Interim Period as regards either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject to any Disagreement or a reportable event as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B.

    The Registrant has authorized and requested the Former Auditor to respond fully to the inquiries of the New Auditor.

    The Registrant has provided the Former Auditor with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-B. The Registrant requested that the Former Auditor furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant. The Registrant has annexed such letter hereto as Exhibit 16.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired - None

(b) Pro Forma Financial Information - None

(c) Exhibits:

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the SEC dated November 4, 2004

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 4, 2004

TurboSonic Technologies, Inc.

By: /s/ Patrick J. Forde
Name: Patrick J. Forde
Title: President
Secretary & Treasurer
Chief Financial Officer